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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 8, 2001
                                                 -----------------


                     APPLIED EXTRUSION TECHNOLOGIES, INC.
 _____________________________________________________________________________

              (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-19188                51-0295865
-------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)



            3 Centennial Drive, Peabody, MA                     01960
 ______________________________________________________________________________
        (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code       (978) 538-1500
                                                     -----------------------



                                      N/A
 ______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

                                       1
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ITEM 5.   OTHER EVENTS.

     On October 8, 2001, Applied Extrusion Technologies, Inc. (the "Company") issued a press release regarding the sale of its netting and nonwovens business to DelStar Technologies, Inc., a Delaware corporation. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   EXHIBITS

(c)  Exhibits.

     EXHIBIT INDEX

     Listed below are all Exhibits filed as part of this Report.

     99.1      Press Release of the Company, dated October 8, 2001.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             APPLIED EXTRUSION TECHNOLOGIES, INC.


                             By: /s/ Anthony J. Allott
                                 --------------------------------
                                 Name:  Anthony J. Allott
                                 Title: Senior Vice President and
                                        Chief Financial Officer


Date:  October 10, 2001

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                                 EXHIBIT INDEX

Exhibit
Number    Title of Exhibit
------    ----------------

 99.1     Press Release of the Company, dated October 8, 2001.